SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): October 8, 1996

                         COMMUNITY CARE OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)


Delaware                   0-26502                   52-1823411
(State or other           (Commission               (IRS Employer
jurisdiction of           file number)             Identification No.)
incorporation)


              3050 North Horseshoe Drive, Suite 260, Naples, Florida 34104
                        (Address of principal executive offices)


           Registrant's telephone number including area code: (941) 435-0085


                                 Not Applicable
             (Former name or former address, if changed since last report)





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Item 5.                    Other Events

The Company has engaged the investment banking firm of Smith Barney, Inc. as the Company's financial advisor to assist in evaluating strategic alternatives for enhancing shareholder value, including the possible sale of the Company.


                                    SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                  COMMUNITY CARE OF AMERICA, INC.

Date:    October 11, 1996                   By:    /s/ David H. Fater
                                                  -------------------
                                                  David H. Fater
                                                  Executive Vice President and
                                                  Chief Financial Officer



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